FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 2 Conference Call Agenda TOPIC SPEAKER Introduction and Portfolio Characteristics Michael Escalante | President & CIO Portfolio Update Michael Escalante | President & CIO Financial Performance Review Javier Bitar | Chief Financial Officer Questions & Answers Michael Escalante & Javier Bitar

Portfolio Characteristics [1]

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

	December 31, 2017	December 31, 2016
Total Capitalization [2]	$3.2 billion	$3.3 billion
Acquisition Value [3]	$2.8 billion	$3.0 billion
Number of Properties	73	75
Number of Buildings	87	92
Size of Portfolio (square feet)	18.2 million	18.8 million
Occupied and Leased (based on portfolio square feet) [4]	96.5%	97.5%
Percentage of Cash Flow from Investment Grade Tenants [5][6]	64.8%	69.9%
Weighted Average Remaining Lease Term (Years)	6.51	7.12
Weighted Average Loan Maturity (Years) [7]	5.46	4.44
Current weighted average lease yield [8]	7.57%	7.60%
Current weighted average debt rate [9]	3.53%	3.20%

(1) Excludes the 80% ownership interest in the Digital Realty Joint Venture property, which consists of a data center facility of approximately 132,000 square feet located in Ashburn, VA. For accounting purposes, the joint venture is reported using the equity method. The initial investment made was $68.4 million.

(2) Total capitalization includes the outstanding debt balance (excluding deferred financing costs and premiums/discounts), plus total equity raised and issued, including limited partnership units issued by Griffin Capital Essential Asset Operating Partnership, L.P. and shares issued pursuant to the DRP, net of redemptions.

(3) Three pending acquisitions with a total value of approximately $183.1 million will complete our 1031 exchange on DreamWorks and bring our total acquisition value to approximately $3.0 billion.

(4) The decrease in occupancy is primarily related to the dispositions of One Century Plaza and DreamWorks (1.2 million square feet) and the vacating of Rivertech Corporate Center, Jackson National Life Insurance Company, Shire Pharmaceuticals, and Time Warner Cable (approximately 0.2 million square feet), slightly offset by the acquisition of LPL (0.5 million square feet) during 2017.

(5) The decrease in investment grade tenants is related to the sale of DreamWorks; offset by the acquisition of the LPL property and the Chicago Bridge & Iron Company becoming a sub-investment grade tenant during 2017.

(6) Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings.

(7) The weighted average loan maturities for the Company's fixed-rate and variable-rate debt are 8.80 and 2.53 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company's fixed-rate and variable-rate debt are 5.51 and 1.59 years, respectively.

(8) The current weighted average lease yield equals the sum of the aggregate lease payments from the Company's properties over the ensuing 12 months divided by the sum of the initial purchase prices of the same assets.

(9) Current period debt rate includes the effects of two interest rate swaps for a total of $725.0 million and excludes the effect of debt premiums/discounts and deferred financing costs.

GRIFFIN CAPITAL FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. 4

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 5 Portfolio Characteristics (cont’d) (1) Weighted average rental increase is based on the remaining term of the lease at acquisition date. Rental increase may differ based on the full lease term, which is from the original commencement date. (2) Represents investments by the principals and certain affiliates of Griffin Capital Company, LLC. (3) Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt were in place at the beginning of the period plus preferred unit distributions as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 20, 2018. (4) Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income/(loss) to adjusted EBITDA and coverage ratios in the earnings release filed on March 20, 2018. December 31, 2017 December 31, 2016 Weighted Average Annual Rent Increase (1) 2.1% 2.0% Total Real Estate, Net $2.4 billion $2.7 billion Total Assets $2.8 billion $2.9 billion Total Debt $1.4 billion $1.4 billion Total Equity Raised (including DRP), Net of Redemptions $1.8 billion $1.9 billion Sponsor Equity Commitment (2) $26 million $26 million Ratios: Fixed Charge Coverage (Quarter to Date) (3) 3.49 4.08 Interest Coverage (Quarter to Date) (4) 3.94 4.43 Debt to Total Capitalization 43.5% 43.9% Debt to Total Real Estate Acquisition Value 49.3% 48.7%

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 7 Diversified National Portfolio* Portfolio as of December 31, 2017 Logos shown are those of tenants, lease guarantors or non-guarantor parent companies at our properties.

Portfolio Characteristics

Acquisitions & Dispositions *(dollars in thousands)*

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

Property	Location	Major Tenant	Acquisition/ Disposition Date	Purchase Price	Gain on Sale	Approximate Square Feet	Credit Rating (S&P)	Initial Capitalization Rate	Year of Lease Expiration	Net Rental Payment - 12 Months Subsequent to December 31, 2017
Total Portfolio as of December 31, 2016				**$ 2,996,882**	**$ —**	**18,810,900**		**7.47%**		**$ 206,719** [1]
Acquisition:										
LPL	Fort Mill, SC	LPL Holdings, Inc.	11/30/2017	130,000	N/A	451,600	BB-	6.03%	2036	7,864
Less: Dispositions										
ITT [2]	Los Angeles, CA	Vacant	6/30/2017	(7,800)	3,994	(35,800)	N/A	9.76%	N/A	N/A
One Century Plaza [3]	Nashville, TN	Willis North America	10/19/2017	(70,000)	32,189	(538,800)	N/A	5.76%	2026	N/A
DreamWorks [4]	Glendale, CA	DreamWorks Animation SKG, Inc.	11/20/2017	(215,000)	79,901	(459,800)	N/A	6.16%	2035	N/A
Total Portfolio as of December 31, 2017				**$ 2,834,082**	**$ 116,084**	**18,228,100**		**7.55%**		**$ 214,583**

(1) Represents 12 months projected net rental payments as of December 31, 2017 for properties owned as of December 31, 2016.

(2) On June 30, 2017, the Company sold the ITT property located in Los Angeles, California for total proceeds of $10.0 million, less closing costs and other closing credits. The carrying value of the property on the closing date was approximately $5.4 million. Upon the sale of the property, the Company recognized a gain of approximately $4.0 million.

(3) On October 19, 2017, the Company sold the One Century Plaza property located in Nashville, Tennessee for total proceeds of $100.0 million, less closing costs and other closing credits. The carrying value of the property on the closing date was approximately $67.9 million. Upon the sale of the property, the Company recognized a gain of approximately $32.1 million.

(4) On November 20, 2017, the Company sold the DreamWorks property located in Los Angeles, California for total proceeds of $290.0 million, less closing costs and other closing credits. The carrying value of the property on the closing date was approximately $210.1 million. Upon the sale of the property, the Company recognized a gain of approximately $79.9 million. Proceeds from the sale will be used to execute a series of 1031 exchanges to defer the taxable gain.

GRIFFIN CAPITAL FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. 8

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 9 (1) As of December 31, 2017, no tenant accounted for more than 5% of total annualized net rental revenue. (2) Based on 2016 Global Industry Classification Standard (GICS). (3) All others account for less than 3% of total annualized net rent for the 12-month period subsequent to December 31, 2017 on an individual basis. Tenant Business Diversity (1) Griffin Capital management makes a conscious effort to achieve diversification by tenant industry as Griffin Capital Essential Asset REIT’s portfolio grows. As of December 31, 2017 our analysis segmented Griffin Capital Essential Asset REIT’s portfolio into 19 industry groups (2), the largest of which, Capital Goods, accounted for approximately 19 percent of annualized net rental revenue. Portfolio Concentration As of December 31, 2017 (3) Capital Goods: 19.1% Telecommunication Services: 10.8% Insurance: 10.1% Health Care Equipment & Services: 8.8% Diversified Financials: 8.6% Software & Services: 7.1% Media: 4.7% Energy: 4.6% Retailing: 4.5% Consumer Durables & Apparel: 3.7% Technology, Hardware & Equipment: 3.7% Consumer Services: 3.7% All others: 10.6%

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 10 Texas: 14.7% California: 10.5% Ohio: 10.2% Illinois: 9.6% Colorado: 8.3% Georgia: 7.5% Arizona: 5.7% New Jersey: 5.3% South Carolina: 4.6% North Carolina: 3.8% Missouri: 3.3% All others: 16.5% Portfolio Concentration As of December 31, 2017 (1) GEOGRAPHIC DISTRIBUTION (BY % OF ANNUALIZED NET RENT) ASSET DIVERSIFICATION (BY % OF ANNUALIZED NET RENT) Industrial/Manufacturing/ Flex: 11.5% Office: 88.5% (1) All others account for less than 3% of total annualized net rent for the 12-month period subsequent to December 31, 2017 on an individual basis.

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 11 Investment Grade: 64.8% Sub-Investment Grade: 30.6% Unrated Credit: 4.6% Portfolio Concentration As of December 31, 2017 (1) CREDIT CHARACTERISTICS (BY % Of ANNUALIZED NET RENT) (1) Investment grade descriptions are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings.

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 12 (1) Based on net rental payment. (2) Ratings are those of tenants, guarantors, or non-guarantor parent entities. (3) Represents the combined net rental revenue for the Atlanta, GA; West Chester, OH; and Houston, TX properties. (4) Represents the Bloomberg rating. (3) Strong Tenant Profile – Top 10 Tenants As of December 31, 2017 Top Tenants % of Portfolio(1) S&P(2) 6.7% A+ 3.7% BB- 3.5% AA 3.1% A- 3.1% BBB- 3.1% HY2 (4) 2.8% A 2.7% BB+ 2.4% IG3 (4) 2.1% BBB- TOTAL 33.2%

Asset Management

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

Tenant lease activity during 2017 resulted in negative absorption of 186,700 SF, bringing year-end vacancy to 640,600 SF or 3.5% of the 18.2 million SF portfolio.

New Leases and Sublease Activity:

- 1200 Morris (Philadelphia, PA) – New lease with J.G. Wentworth for 83,500 SF for 11-year term through May 2028.
- 7601 Technology Way (Denver, CO) – New lease with Zoom Video Communications for 30,500 SF for a 49-month term through November 2021.
- Two Circle Star (San Carlos, CA) – TiVo subleased entire building to Oportune, Inc. through the remainder of its term expiring February 2026.
- Westway II (Houston, TX) – GE Oil & Gas subleased its premises to (a) McDermott Energy for 159,000 SF through January 2019, and (b) Opportune LLP for 25,000 SF through December 2022.

Renewal Activity:

- 13655 Riverport Drive (St. Louis, MO) – In February 2017: United Healthcare 10-year renewal in 188,500 SF through January 2028.
- Northpointe Corporate Center I (Seattle, WA) – In April 2017: Comcast 10-year renewal in 87,400 SF through July 2027.
- West Willows Corporate Center (Seattle, WA) – In August 2017: AT&T 8-year renewal in 155,800 SF through August 2027.
- Duke Bridges I (Dallas, TX) – In September 2017: T-Mobile expansion into full building and 10-year renewal now totaling 158,500 SF through April 2027.

Expirations and Contractions:

- Rivertech Corporate Center (Suburban Seattle, WA) – Boeing vacated 70,100 SF in August 2017.
- South Lake at Dulles (Herndon, VA) – Time Warner exercised contraction option for the top two floors (54,800 SF), with termination fee of $1.4M.

GRIFFIN CAPITAL FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE. 13

Asset Management

GRIFFIN CAPITAL
ESSENTIAL ASSET REIT

Post Year-End Lease Expirations and Terminations:

- Westway One (Houston, TX) – Cameron Solutions vacated 144,000 SF at January 2018 lease expiration.
- Franklin Corporate Center (Columbia, MD) – Leidos contracted by 29,300 SF December 2017; renewal terms reached for 7-year extension for 140,400 SF through August 2025. New lease to Tenable for 12,900 SF through August 2019; expansion discussions under way for remainder of floor (16,400 SF) through same term.
- 2500 Windy Ridge (Atlanta, GA) – Coca-Cola Enterprises terminated 51,900 SF effective December 31, 2017, termination fee of $1.25M; new tenant Consolidated Container leased same floors for 13-year term through April 2031.
- 333 East Lake Street (Bloomingdale, IL) – Bridgestone terminated 71,100 SF effective December 31, 2017, termination fee of $1.7M. Property will be listed for sale 2Q18.

Recently Identified Tenant Non-Renewals:

- 4300 Wildwood (Atlanta, GA) – Bluelinx – 150,000 SF expires January 2019.
- Crosspoint at Beardsley (Phoenix, AZ) – American Express - 337,400 SF expires December 2019.
- Parkland Center (Milwaukee, WI) – Molina - 124,550 SF expires December 2022.
- 7601 Technology Way (Denver, CO) – Jackson National Life – 122,400 SF expires March 2027.

Property Sales:

- 12669 Encinitas (Los Angeles) – Property sold in June 2017 for a gain of $4.0 M.
- One Century (Nashville, TN) – Property sold in October 2017 for $100.0 M as compared to a purchase price of $70.0 M.
- DreamWorks (Glendale, CA) – Property sold in November 2017 for $290.0 M as compared to a purchase price of $215.0 M. Two acquisitions have been completed and two others are under way that have been designated as replacement properties to defer the taxable gain through a 1031 exchange.

GRIFFIN CAPITAL
FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.
14

Financial Performance Review Javier Bitar | Chief Financial Officer

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 16 Financial Performance (in thousands, except per share amounts) (1) See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on March 20, 2018. (2) FFO, as adjusted, reflects distributions paid to noncontrolling interests. (3) Represents distributions paid and declared to common stockholders. Year Ended December 31, Three Months Ended December 31, 2017 2016 2017 2016 Total Revenue $ 346,490 $ 344,274 $ 81,878 $ 84,218 Net Income Attributable to Common Stockholders $ 140,657 $ 25,285 $ 109,146 $ 351 Net Income Attributable to Common Stockholders, Per Share, Basic and Diluted $ 0.81 $ 0.14 $ 0.64 $ — Adjusted EBIDTA (per facility agreement) (1) $ 225,536 $ 236,161 $ 53,028 $ 54,729 FFO, as adjusted (2) $ 157,199 $ 159,454 $ 32,318 $ 35,001 MFFO $ 148,697 $ 149,892 $ 32,150 $ 32,956 Distributions (3) Cash Distributions $ 71,156 $ 69,624 $ 17,871 $ 17,705 Distribution Reinvestment Plan (DRP) 49,541 52,174 12,103 12,922 Total Distributions $ 120,697 $ 121,798 $ 29,974 $ 30,627

FOR FINANCIAL ADVISOR USE ONLY. NOT FOR INVESTOR USE.GRIFFIN CAPITAL 17 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 (T ho us an ds ) 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 $19,169 $725,153 $151,830 $17,352 $375,000 $109,275 Debt Maturity Schedule (including effect of interest rate swaps) As of December 31, 2017 (dollars in thousands) (1) Represents the TW Telecom mortgage loan. (2) Represents the Unsecured Credit Facility, assuming the one-year extension on the Revolver Loan is exercised upon maturity. (3) Represents the Emporia, Midland, Samsonite, and HealthSpring mortgage loans. (4) Represents the Highway 94 mortgage loan. (5) Represents the Bank of America loan. (6) Represents the AIG loan. (7) Includes the impact of two interest rate swap agreements totaling $725.0 million. (8) As of December 31, 2017, the Term Loan and Revolver Loan had an interest rate of LIBO Rate plus 140 bps and LIBO Rate plus 145 bps, respectively. NOTE: Payments on the individual mortgages do not include the net debt premium/(discount) of ($0.3) million and deferred financing costs of $11.4 million. Statistics (7) Fixed Floating (8) Total Amount $ 1,378.5M $ 19.3M $ 1,397.8M Percentage of Total Debt 99% 1% 100 % W.A. Term Remaining (Yrs) 5.51 1.59 5.46 W.A. Interest Rate (%) 3.54% 3.83% 3.53% (1) (2) (3) (4) (5) (6)